Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long OSCR ETF (OSCX)

Listed on The Nasdaq Stock Market, LLC

July 17, 2026

Supplement to the Prospectus,

dated September 24, 2025,

as previously supplemented

The Board of Trustees of Tidal Trust II (the “Trust”) has approved a forward stock split of the issued and outstanding shares of the Defiance Daily Target 2X Long OSCR ETF (the “Fund”). As of the market open on The Nasdaq Stock Market, LLC (the “Exchange”) on August 18, 2026 (the “Effective Date”), the Fund will effect a forward split of its issued and outstanding shares as follows:

Forward Split Ratio	Approximate increase in total number of outstanding shares
3:1	300%

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the forward split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners. The forward stock splits will apply to shareholders of record as of Monday, August 17, 2026, and will be effective at market open on Tuesday, August 18, 2026.

As a result of the forward splits, each share of the Fund will be exchanged for 3 shares of the Fund. Accordingly, the total number of issued and outstanding shares for the Fund will increase by approximately 300%. In addition, the per share net asset value (“NAV”) and the next day’s opening market price will be reduced by approximately 67%.

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the forward split. The table below illustrates the effect of a hypothetical three-for-one forward split anticipated for the Fund.

	# of Shares Owned	ETF NAV	Value of Investment
Before Forward Split	1,000	$30	$30,000
After Forward Split	3,000	$10	$30,000

Redemption of Fractional Shares and Tax Consequences of the Forward Split

The forward split may result in a shareholder holding a fractional share of the Fund. However, fractional shares cannot trade on the Exchange. Depending on the policies of a shareholder’s broker, shareholders who otherwise would be entitled to receive fractional shares may instead receive an amount of cash equivalent to the value of a fraction of one share to which such holder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the forward split is not expected to result in a taxable transaction for Fund shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

Please retain this Supplement for future reference.